SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) May 16, 2003
                          IKON Office Solutions, Inc.
             (Exact name of registrant as specified in its charter)

         -------------------------------------------------------------


       OHIO                       File No. 1-5964               23-0334400
   --------------                ---------------             ---------------
  (State or other               (Commission File             (IRS Employer
  jurisdiction of               Number)                      Identification
  incorporation)                                             Number)


            P.O. Box 834, Valley Forge, Pennsylvania        19482
            ----------------------------------------       -------


       Registrant's telephone number, including area code: (610) 296-8000
                                                            -------------

                                 Not Applicable
             --------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

c. The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

(99.1) Amendment to Receivables Transfer Agreement among IKON Funding-1, LLC, IOS Capital, LLC, Market Street Funding Corporation, and PNC Bank, National Association.
(99.2) Amendment to Receivables Transfer Agreement among IKON Funding-1, LLC, IOS Capital, LLC, Market Street Funding Corporation, and PNC Bank, National Association.
(99.3) Amendment to Receivables Transfer Agreement among IKON Funding-2, LLC, IOS Capital, LLC, Park Avenue Receivables Corporation, and JP Morgan Chase Bank.


Item 9.  Regulation FD Disclosure
         ------------------------

     A  copy  of  certain  amendments   eliminating   certain  rating  downgrade
provisions contained in the revolving asset securitization agreements of IOS Capital, LLC, a wholly owned subsidiary of IKON Office Solutions, Inc., are appended hereto as exhibits to this report.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           IKON OFFICE SOLUTIONS, INC.




                                           By:  /s/ WILLIAM S. URKIEL
                                                -----------------------------
                                                    William S. Urkiel
                                                    Senior Vice President and
                                                    Chief Financial Officer



Dated:  May 16, 2003